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                                                                EXHIBIT NO. 23.7


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of Internet Capital Group, Inc. of our report dated April 29, 1999, relating to the financial statements of Syncra Software, Inc., which appears in the Registration Statement on Form S-1 (No. 333-91447) of Internet Capital Group, Inc.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 14, 1999